Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA-2LNY

File No. 811-07368, CIK 0000894418

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2LNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207).
•	BNY Mellon Variable Investment Fund (CIK: 0000813383).
•	BNY Mellon Stock Index Fund (CIK: 0000846800).
•	BNY Mellon Investment Portfolios (CIK: 0001056707).

This filing constitutes the filing of those reports are required by Rule 30b-2 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company